SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2012

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court

Carlsbad, CA 92010

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On June 29, 2012, Isis Pharmaceuticals, Inc. (“Isis”) and Biogen Idec announced that they have entered into an exclusive, worldwide option and collaboration agreement under which the companies will develop and commercialize a novel antisense drug for the treatment of myotonic dystrophy type 1 (DM1), which is also known as Steinert disease.

Isis and Biogen Idec filed a press release describing this transaction.  A copy of this press release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release dated June 29, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: June 29, 2012	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Chief Operating Officer,
Chief Financial Officer and Director

INDEX TO EXHIBITS

99.1	Press Release dated June 29, 2012.